Supplement to the
Strategic Advisers® Emerging Markets Fund
April 29, 2025
Prospectus

T. Rowe Price Singapore Private Ltd. no longer serves as a sub-subadviser for the fund. The following section is updated to reflect the current listing of sub-subadvisers, and all other references to T. Rowe Price Singapore Private Ltd. are no longer applicable:
Investment Adviser
Strategic Advisers (the Adviser) is the fund's manager. Acadian Asset Management LLC, Causeway Capital Management LLC, FIAM LLC, FIL Investment Advisors, Fidelity Diversifying Solutions LLC, Geode Capital Management, LLC, Schroder Investment Management North America Inc., and T Rowe Price Associates, Inc. have been retained to serve as sub-advisers for the fund.
FIL Investment Advisors (UK) Limited (FIA(UK)), FMR Investment Management (UK) Limited (FMR UK), Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), Fidelity Management & Research (Japan) Limited (FMR Japan), and Schroder Investment Management North America Limited (SIMNA Ltd.) have been retained to serve as sub-subadvisers for the fund.
The Adviser may change a sub-adviser's asset allocation at any time, including allocating no assets to, or terminating the sub-advisory contract with, a sub-adviser.
SAE-PSTK-0925-117 1.922892.117	September 15, 2025
Supplement to the
Strategic Advisers® Emerging Markets Fund
April 29, 2025
STATEMENT OF ADDITIONAL INFORMATION

T. Rowe Price Singapore Private Ltd. no longer serves as a sub-subadviser for the fund, and all references to T. Rowe Price Singapore Private Ltd. are no longer applicable.

SAE-SSTK-0925-109-1.9862942.109	September 15, 2025